Vanguard Inflation-Protected Securities Fund

Supplement to the Prospectus Dated April 26, 2011

Prospectus and Summary Prospectus Text Changes

In the Fund Summary section, the following text replaces similar text:

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

John W. Hollyer, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2000.

Gemma Wright-Casparius, Principal of Vanguard. She has co-managed the Fund since 2011.

Prospectus Text Changes

In the More on the Fund section, under the heading “Investment Advisor,” the following text replaces similar text:

Vanguard’s Fixed Income Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

(over, please)

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982, and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Fund are: John W. Hollyer, CFA, Principal of Vanguard. He has managed investment portfolios since joining Vanguard in 1989 and has co-managed the Fund since its inception in 2000. Education: B.S. University of Pennsylvania.

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 1980; has managed investment portfolios since 2008; and has co-managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a trademark owned by CFA Institute.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS119 082011

Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 26, 2011

Statement of Additional Information Text Changes

On page B-40, the text under the heading “Other Accounts Managed” is replaced with the following:

Joshua C. Barrickman manages the Intermediate-Term Bond Index Fund and the Total Bond Market II Index Fund; as of December 31, 2010, the Funds collectively held assets of $50.2 billion. As of December 31, 2010, Mr. Barrickman also managed three other registered investment companies with total assets of $1.5 billion (none of which had advisory fees based on account performance).

Gregory Davis manages the Short-Term and Long-Term Bond Index Funds, and co-manages the Total Bond Market Index Fund; as of December 31, 2010, the Funds collectively held assets of $110.7 billion. As of December 31, 2010, Mr. Davis also managed all or a portion of two other registered investment companies with total assets of $10.6 billion, co-managed four other registered investment companies with total assets of $389 million, and co-managed 12 other pooled investment vehicles with total assets of $8.1 billion (none of which had advisory fees based on account performance).

John W. Hollyer co-manages the Inflation-Protected Securities Fund; as of December 31, 2010, the Fund held assets of $32.1 billion.

Kenneth E. Volpert co-manages the Total Bond Market Index Fund; as of December 31, 2010, the Fund held assets of $86.3 billion. As of December 31, 2010, Mr. Volpert also co-managed two other registered investment companies with total assets of $34.2 billion and 12 other pooled investment vehicles with total assets of $8.1 billion (none of which had advisory fees based on account performance).

Gemma Wright-Casparius co-manages the Inflation-Protected Securities Fund; as of December 31, 2010, the Fund held assets of $32.1 billion.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI084A 082011